UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2010

AMP HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4540 Alpine Avenue, Blue Ash, Ohio 45242
(Address of principal executive offices) (zip code)

513-297-3640
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into A Material Definitive Agreement

Item 3.02     Unregistered Sales of Equity Securities

AMP Holding Inc. (the “Company”) from December 3, 2010 through March 29, 2011, has sold an aggregate of 3,364,983 shares of common stock and common stock purchase warrants (the “Warrants”) to acquire 1,682,492 shares of common stock of the Company for an aggregate purchase price of $2,018,990 to accredited investors.  The Warrants are exercisable for two years at an exercise price of $0.80.  The closings occurred on the following dates:

•	On December 3, 2010, the Company sold 586,667 shares of common stock and Warrants to acquire 293,334 shares of common stock for an aggregate consideration of $352,000.
•	On December 17, 2010, the Company sold 483,333 shares of common stock and Warrants to acquire 241,667 shares of common stock for an aggregate consideration of $290,000.
•	On December 31, 2010, the Company sold 500,000 shares of common stock and Warrants to acquire 250,000 shares of common stock for an aggregate consideration of $300,000.
•	On January 26, 2011, the Company sold 436,667 shares of common stock and Warrants to acquire 218,333 shares of common stock for an aggregate consideration of $262,000.
•	On February 17, 2011, the Company sold 208,333 shares of common stock and Warrants to acquire 104,167 shares of common stock for an aggregate consideration of $125,000.
•	On March 1, 2011, the Company sold 158,333 shares of common stock and Warrants to acquire 79,167 shares of common stock for an aggregate consideration of $95,000.
•	On March 3, 2011, the Company sold 208,317 shares of common stock and Warrants to acquire 104,158 shares of common stock for an aggregate consideration of $124,990.
•	On March 16, 2011, the Company sold 133,333 shares of common stock and Warrants to acquire 66,667 shares of common stock for an aggregate consideration of $80,000.
•	On March 28, 2011, the Company sold 349,999 shares of common stock and Warrants to acquire 175,000shares of common stock for an aggregate consideration of $210,000.
•	On March 29, 2011, the Company sold 300,000 shares of common stock and Warrants to acquire 150,000 shares of common stock for an aggregate consideration of $180,000.

The shares of common stock and Warrants were offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

 In addition, the Company compensated John Carris Investments LLC, as placement agent (the “Placement Agent”), for assisting in the sale of the securities by paying it commissions in the aggregate amount of $201,899 and issuing the Placement Agent a common stock purchase warrant to purchase 336,498 shares of the Company’s common stock at an exercise price of $.60 per share.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Subscription Agreement by and between AMP Holding Inc. and Accredited Investors (1)

(1)  Incorporated by reference to the Form 8-K Current Report as filed with the Securities and Exchange Commission on December 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP HOLDING INC.

Date: April 1, 2011	By:	/s/ Paul V. Gonzales
Name: Paul V. Gonzales
Title: Chief Financial Officer